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                                                                    Exhibit 10.2

                          REGISTRATION RIGHTS AGREEMENT

                                 March 30, 1999

     The parties to this agreement are MedSource Technologies, Inc. a Delaware corporation (the "Company") and each of the stockholders listed on Schedule A to this agreement and executing a signature page to this agreement (the "Stockholders").

     The Stockholders own or are acquiring shares of the Company's common stock, par value $.01 per share (the "Common Stock"), shares of the Company's 6% Series B Cumulative Convertible Redeemable Preferred Stock, par value $.01 per share (the "Series B Preferred Stock"), and shares of the Company's Series Z Convertible Nominal Value Redeemable Preferred Stock, par value $.01 per share (the "Series Z Preferred Stock"). The shares of Series B Preferred Stock and the Shares of Series Z Preferred Stock are convertible into shares of Common Stock. The shares of Common Stock currently held by the Stockholders, the shares of Common Stock underlying the shares of Series B Preferred Stock currently held by the Stockholders and the shares of Common Stock underlying the shares of Series Z Preferred Stock currently held by the Stockholders are the only shares of capital stock of the Company entitled to the rights and benefits, and subject to the terms and conditions, of this agreement, and are hereinafter collectively referred to as, the "Shares."

     The Company desires to provide to the Stockholders certain rights regarding the registration of the Shares, all upon the terms and conditions set forth below.

     It is therefore agreed as follows:

     1. Certain Definitions. As used in this agreement, the following terms shall have the meanings provided below:

          (a) "Commission" means the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          (b) "Demand Notice" means either an Investor Demand Notice or a Founders Demand Notice.

          (c) "Founders" means the Stockholders other than the Investors.

          (d) "Founders Demand Notice" means a written request from Founders holding at least 50% of the shares of Common Stock held by Founders on the date hereof as shown on Schedule A to register at least 25% of the Registrable Securities held by the Founders on the date hereof.

          (e) "Holders" means the Stockholders and their respective permitted transferees who hold Shares.

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          (f) "Investor Common Shares" means all of the shares of Common Stock issued or issuable upon conversion of the 300,000 shares of Series B Preferred Stock and upon conversion of the 65,000 shares of Series Z Preferred Stock (regardless of whether any or all of such shares remain outstanding) issued on or substantially contemporaneous with this agreement (after giving effect to all adjustments made through the time of any such determination pursuant to the Certificate of Designation with respect to the Series B Preferred Stock and the Series Z Preferred Stock and, without duplication, as a result of stock splits, stock combinations, stock dividends and other similar events affecting Common Stock effective through the relevant date).

          (g) "Investor Demand Notice" means a written request from holders of at least 50% of the Investor Common Shares to register at least 25% of the Registrable Securities held by the Investors on the date hereof; except that every request by Investors to register at least $1,000,000 in value (based on the then current market price) on Form S-3 or a successor form, if the use of such form is available to the Company, shall qualify as an "Investor Demand Notice."

          (h) "Investors" means: J. H. Whitney, III, L.P.; Whitney Strategic Partners III, L.P.; J. H. Whitney Mezzanine Fund, L.P.; and their permitted successors and assigns.

          (i) "Other Securities" means, at any time, those shares of Common Stock, and of any other class or series of capital stock of the Company or other securities of the Company representing the right to acquire Common Stock, that the Company is required to, or has determined to, register pursuant to a registration statement filed by the Company with the Commission pursuant to this or any other agreement.

          (j) "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

          (k) "Registrable Securities" means the Shares and any other securities issuable in replacement thereof by way of a recapitalization, exchange, merger, consolidation, reorganization or other transaction; provided, however, that any share shall cease to be a Registrable Security under this agreement when (A) a registration statement with respect to such share's public sale shall have become effective under the Securities Act, (B) it has been disposed of as permitted by, and in compliance with, Rule 144 (or successor provision) promulgated under the Securities Act or (C) it shall have ceased to be outstanding.

          (l) "Registration Expenses" means all expenses incident to the Company's performance of or compliance with the provisions of sections 2 and 3 including, without limitation, all registration, filing and National Association of Securities Dealers, Inc. fees, all listing fees, all fees and expenses of complying with securities or blue sky laws (including, without limitation, reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities hereunder), all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company, and the reasonable fees and expenses of one counsel on behalf of the Holders whose Registrable Securities are included in the registration statement, with such counsel selected by a majority-in-interest of the Holders participating in the offering (according to the number of shares of Common Stock each such Holder is directly or indirectly


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     registering for sale in such registration statement), and the fees and disbursements of its independent public accountants, including the expenses of "comfort" letters required by or incident to such performance and compliance, and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities; provided, however, that Registration Expenses shall exclude, and the Holders shall pay, underwriters fees and underwriting discounts and commissions in respect of the Registrable Securities being registered hereunder as well as any fees and expenses of counsel to the Holders of the Registrable Securities hereunder (other than those of the one counsel referred to above).

          (m) "Securities Act" means the Securities Act of 1933, and any subsequent similar federal statute, and the rules and regulations promulgated thereunder.

     2. Demand Registration.

     2.1 Rights to Demand Registration. If, at any time (and from time to time) after the 180th day following the date on which any registration statement pursuant to which the Company shall have initially registered (a) shares of Common Stock, or (b) securities providing the holder thereof the right to acquire shares of Common Stock, under the Securities Act for sale to the public shall have been declared effective, the Company shall receive a Demand Notice, the Company shall promptly give written notice of such proposed registration to all other Stockholders and shall offer to include in such proposed registration any Registrable Securities requested to be included in such proposed registration by the Stockholders who shall respond in writing to the Company's notice within 10 days after receipt by the Stockholders in question of such notice (which response shall specify the number of Registrable Securities proposed to be included in such registration). Subject to section 2.2, the Company shall promptly use its best efforts to effect such registration under the Securities Act of the Registrable Securities that the Company has been so requested to register on such appropriate registration form of the Commission as shall be selected by the Company.

     2.2 Limits on Demand Rights.

          (a) The Company shall not be obligated to file and cause to become effective (i) more than two registration statements pursuant to Investor Demand Notices; provided, however, that in addition thereto, the Investors may require the Company to file registration statements on Form S-3 from time to time, if the use of such Form is available to the Company; (ii) more than two registration statements pursuant to Founder Demand Notices; and (iii) any registration statement during the period beginning 30 days prior to the filing and ending 90 days following the effective date of a registration statement filed by the Company and relating to an underwritten offering in which a majority of the shares are being sold by the Company for its own account.

          (b) Unless the Company shall have delayed the commencement of a registration statement pursuant to section 2.2(a)(ii) above or section 2.2(c) below, the Company may delay the filing or effectiveness of any registration statement for a period of up to 60 days after the date of delivery of the Demand Notice pursuant to this section 2 if at the time of such request the Company is engaged in a firm commitment underwritten public offering of Company Shares in which the Stockholders may include Registrable Securities pursuant to section 3,


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     provided, however, that, in the event the Company exercises its rights under this section 2.2(b), the registration shall not be counted as a demand for registration by any Stockholder for purposes of section 2.2(a)(i) hereof.

          (c) If, while a registration request is pending pursuant to this section 2, the Company has been advised by legal counsel (i) that the filing of a registration statement would require the disclosure of a material transaction or other factor that the Company reasonably determines in good faith would have a material adverse effect on the Company or (ii) the Company then is unable to comply with Commission requirements applicable to the requested registration, the Company shall not be required to effect a registration pursuant to this section 2 until the earlier of
     (A) the date upon which such material information is otherwise disclosed to the public or ceases to be material or the Company is able to so comply with applicable Commission requirements, as the case may be, and (B) 60 days after the Company makes such good faith determination, provided that in the event the Company exercises its rights under this section 2.2(c), the registration shall not be counted as a demand for registration by any Stockholder for purposes of section 2.2(a)(i) hereof, and provided further that the Company may not exercise its right under this section 2.2(c) more than once in any 12-month period.

          (d) A requested registration under this section 2 may be rescinded by written notice to the Company by the Holder or Holders initiating such request. Such rescinded registration shall not count as a registration statement initiated pursuant to this section 2 for purposes of section 2.2 above if such request is rescinded by such Holder or Holders not later than five business days prior to the filing of a registration statement with the Commission.

     2.3 Underwriter "Cutbacks" in Demand Registrations. With respect to any registration pursuant to this section 2 that is being effected by one or more underwriters such underwriters shall be designated by the Company and approved by a majority in interest or the Holders selling Registrable Securities and Other Securities (which approval shall not be unreasonably withheld), and the Company may include in such registration any Other Securities; provided, however, that, anything to the contrary in section 2.1 notwithstanding, if any managing underwriter for the public offering contemplated by such registration advises the Company in writing that, in such firm's good faith opinion, the inclusion of all Registrable Securities and Other Securities proposed to be included in such registration would adversely affect the offering and sale of all such securities, then the number of Registrable Securities and Other Securities proposed to be included in such registration shall be reduced pro rata based upon the number of shares of Common Stock owned by each such Person and its affiliates (or that each such Person and its affiliates have the right to acquire) at the time of such registration.

     3. Piggyback Registration.

     3.1 Right to Include Registrable Securities.


          (a) Subject to section 3.1(b), if the Company at any time proposes to register any of its securities under the Securities Act (as defined below) by registration on Forms SB-2, S-1, S-2, S-3 (but not Forms S-4 or S-8) or any successor or similar form(s) (except registrations on such or similar forms for registration of securities in connection with (i) an employee benefit


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     plan or dividend reinvestment plan or a merger, consolidation or other business combination, (ii) debt securities that are not convertible into Common Stock, or (iii) the Company's initial public offering), whether or not for sale for its own account, it shall, each such time, give written notice to the Holders of its intention to do so and of the Holders' rights under this section 3 at least 30 days prior to the filing of a registration statement with respect to such registration with the Commission. Upon the written request of any Holder made within 20 days after the receipt of that notice, which request shall specify the Registrable Securities intended to be registered and disposed of by such Holder, the Company shall, subject to the provisions hereof, use its best efforts to include in such registration statement all Registrable Securities that the Company has been so requested to register by such Holder.

          (b) If, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Holder and upon giving that notice (i) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from any obligation of the Company to pay the Registration Expenses (as defined below) in connection therewith), without prejudice; and (ii) in the case of a determination to delay registering, the Company shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities.

          (c) The Company shall pay all Registration Expenses in connection with registration of Registrable Securities requested pursuant to this section 3.1.

     3.2 Underwriter "Cutbacks" in Piggyback Registrations. Anything in section
3.1 to the contrary notwithstanding, with respect to any registration pursuant to which shares are registered pursuant to this section 3 that is being effected by one or more underwriters, such underwriters shall be designated by the Company and approved by a majority in interest of the Holders selling Registrable Securities and Other Securities (which approval shall not be unreasonably withheld), and if any managing underwriter for the public offering contemplated by such registration advises the Company in writing that, in such firm's good faith opinion, the inclusion of all Registrable Securities and Other Securities proposed to be included in such registration would adversely affect the offering and sale of all such securities, then all securities proposed to be sold by the Company for its own account shall be included in such registration to the extent possible and the number of Registrable Securities and Other Securities proposed to be included in such registration shall be reduced pro rata based upon the number of shares of Common Stock owned by each such Person (other than the Company) and its affiliates (or that each such Person and its affiliates have the right to acquire) at the time of such registration.

     4. Registration Procedures. In connection with the registration of any Registrable Securities under the Securities Act as provided in sections 2 and 3, the Company shall as expeditiously as possible:

          (i) prepare and file with the Commission the requisite registration statement to effect such registration and thereafter use its best efforts to cause such


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     registration statement to become and remain effective (subject to clause
     (ii) below); provided, however, that the Company may discontinue any registration of its securities that are not Registrable Securities at any time prior to the effective date of the registration statement relating thereto;

          (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement for such period as shall be required for the disposition of all of such Registrable Securities; provided, however, that, the foregoing notwithstanding, the Company shall not be required under this item (ii) to maintain the effectiveness of any such registration statement for longer than 180 days, or such longer period beyond such 180 days (up to an aggregate of 270 days) as may be available without requiring the Company to file any financial statements as of a later date and for a later period than the financial statements that may have been required to maintain the effectiveness of the registration statement for the 180-day period;

          (iii) furnish to the Holders such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as the Holders may reasonably request from time to time;

          (iv) use its best efforts (x) to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such states of the United States of America where an exemption is not available and as the Holders shall reasonably request, (y) to keep such registration or qualification in effect for so long as such registration statement remains in effect, and
     (z) to take any other action that may reasonably be necessary or advisable to enable the Holders to consummate the disposition in such jurisdictions of the securities to be sold by the Holders, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not, but for the requirements of this paragraph (iv), be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

          (v) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company to consummate the disposition of such Registrable Securities in accordance with their intended method of disposition;

          (vi)furnish to the Holders' underwriters, if any, (x) an opinion of counsel for the Company, and (y) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included or


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     incorporated by reference in such registration statement, each covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountant's comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountant's comfort letters delivered to the underwriters in underwritten public offerings of securities (and dated the dates such opinions and comfort letters are customarily dated);

          (vii) immediately notify the Holders when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and at the request of the Holders promptly prepare and furnish to them a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

          (viii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of section 11(a) of the Securities Act and Rule 158 promulgated thereunder, and promptly furnish the same to the Holders; and

          (ix) provide and cause to be maintained a transfer agent and registrar (which, in each case, may be the Company) for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration.

     The Company may require the Holders to furnish the Company such information regarding the Holders and the distribution of the Holders' Registrable Securities as the Company may from time to time reasonably request in writing, based on its reasonable belief that such information is required to be disclosed in the Registration Statement pursuant to the Securities Act and applicable State securities laws.

     Upon receipt of any notice from the Company of the happening of an event of the kind described in item (vii) of this section 4, the Holders shall forthwith discontinue their disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until the Holders' receipt of the copies of the supplemented or amended prospectus contemplated by item (vii) and, if so directed by the Company, the Holders shall deliver to the Company all copies, other than permanent file copies, then in the Holders'


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possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

     5. Underwritten Offerings.

     5.1 Piggyback Underwritten Offerings. If the Company proposes to register any of its securities under the Securities Act as contemplated by section 2 or section 3 and such securities are to be distributed by or through one or more underwriters, the Company shall, subject to the provisions of section 2 and section 3 (including, without limitation, the provisions of sections 2.3 and 3.2), if requested by the Holders, arrange for such underwriters to include all the Registrable Securities to be offered and sold by the Holders with and among the securities of the Company to be distributed by such underwriters. The Holders shall become a party to the underwriting agreement negotiated between the Company and such underwriters and shall make all representations and warranties to and shall enter into all agreements with the Company or the underwriters as shall be reasonably requested of them including all representations and warranties required by law, customarily given or reasonably requested of selling shareholders by an underwriter in an underwritten public offering.

     5.2 Holdback Agreements.

          (a) If the Company, in connection with an underwritten offering of securities for its own account, at any time shall register shares of Common Stock under the Securities Act for sale to the public (other than on Forms S-4 or S-8 or a shelf registration), the Holders shall not sell pursuant to an effective registration statement, publicly make any short sale of, publicly grant any option for the purchase of, or otherwise publicly dispose of any Shares (other than those Shares included in such registration pursuant to section 2 or section 3) without the prior written consent of the managing underwriter for a period required by the underwriters and designated by the Company, which period shall begin not more than thirty (30) days prior to the effectiveness of the registration statement pursuant to which such public offering shall be made and shall last not more than one hundred eighty (180) days after the effective date of such registration statement in the case of the Company's initial public offering, or ninety (90) days after the effective date of such registration statement in the case of any such other offering. The Company may legend and impose stop transfer instructions on any certificate evidencing Registrable Securities relating to the restrictions provided in this section 5.2.

          (b) During the 15-day period prior to the effective date of any registration statement of Registrable Securities pursuant to an underwritten public offering and during the 90-day period beginning on that effective date, the Company shall not (except as part of such registration) effect any public sale or distribution of any of its equity securities or of any security convertible into or exchangeable or exercisable for any equity security of the Company (other than in connection with any employee stock option or other benefit plan).

     5.3 Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this agreement, the Company shall give the Holders, their underwriters, if any, and their respective counsel and accountants the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or


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supplement thereto, and give each of them such access to its books and records, such opportunities to discuss the business of the Company with officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of the Holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

     6. Indemnification.

     6.1 Indemnification by the Company. In the event of any registration statement filed pursuant to section 2 or section 3, the Company shall, and hereby does, indemnify and hold harmless each of the Holders and each of their directors, officers, partners, agents, attorneys, representatives and affiliates and each other individual, group, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture or other entity of whatever nature ("Person") who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls any Holder or any such underwriter within the meaning of the Securities Act (each of the foregoing, a "Holder Indemnitee"), insofar as losses, claims, damages, or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus, final prospectus, or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company shall reimburse each Holder Indemnitee for any legal or any other fees, costs and expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or omission made in reliance upon and in conformity with information furnished to the Company by or on behalf of a Holder or such underwriter, as the case may be, for use in the preparation thereof; and provided, further, that the Company shall not be liable to any Holder Indemnitee in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus so long as such final prospectus, and any amendments or supplements thereto, have been furnished to such underwriter or any Holder, as applicable.

     6.2 Indemnification by the Holders. If any Registrable Securities are included in any registration statement, the Holders of such Registrable Securities so registered shall, and hereby do, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in section 6.1 above) the Company, and each director and officer of the Company, and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to all losses, claims, damages, expenses or liabilities ("Losses") to which the Company or such control person becomes subject under the Securities Act, insofar as such Losses arise out of or are based upon any untrue statement or alleged untrue statement of a


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material fact contained in such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by such Holder for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, provided, however, that no Holder shall have any liability under this section 6.2 for any amount in excess of the net proceeds actually received by such Holder from the sale of the Registrable Securities included in such registration statement.

     6.3 Notice of Claims, Etc.

          (a) Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in sections 6.1 or 6.2, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, immediately give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its indemnity obligations, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in the reasonable judgment of counsel for such indemnified party, a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim (in which case the indemnified party shall be entitled to retain separate counsel as provided below), the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish and at any time, with counsel [reasonably] satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs related to the indemnified party's cooperation with the indemnifying party provided, however, that (i) if the indemnifying party fails to assume the defense of such claim after a reasonable time the indemnified party may retain counsel to defend such claim and the reasonable fees and expenses of such counsel shall be paid by the indemnifying party, (ii) the indemnified party may, at its own expense, retain separate counsel to participate in such defense, (iii) the indemnified party shall have the right to employ separate counsel at the expense of the indemnifying party and to control its own defense of such action, claim or proceeding if, in the reasonable opinion of counsel to such indemnified party, a material conflict or potential material conflict exists between the indemnified party and the indemnifying party that would make such separate representation advisable, except that in no event shall the indemnifying party be required to pay fees and expenses under this section 6 for more than one separate firm of attorneys in any one legal action or group of related legal actions.

          (b) No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent, which consent shall not be unreasonably withheld. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

     6.4 Contribution. If indemnification shall for any reason be held by a court to be unavailable to an indemnified party under section 6.1 or section 6.2 in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under section 6.1 or section 6.2, as applicable, the indemnified party and the indemnifying party shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (i) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Holders on the other hand that resulted in such loss, claim, damage or liability, or action in respect thereof, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations or (ii) if the allocation provided by item (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Holders on the other provided, however, that no Holder shall have any liability under this section 6.4 for any amount in excess of the net proceeds actually received by such Holder from the sale of the Registrable Securities included in such registration statement. No Person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim, effected without such Person's consent, which consent shall not be unreasonably withheld.

     6.5 Rule 144. With a view to making available the benefits of certain rules and regulations of the Commission that may at any time permit the sale of the Registrable Securities to the public without registration, at all times from and after 90 days following the effective date of the first registration of the Company under the Securities Act of an offering of its securities to the public, the Company shall:

          (a) use its best efforts to facilitate the sale of the Registrable Securities to the public, without registration under the Securities Act, pursuant to Rule 144 promulgated under the Securities Act, provided that this shall not require the Company to file reports under the Securities Act and the Securities Exchange Act of 1934, or any similar federal statute, and the rules and regulations of the Commission thereunder ("Exchange Act"), at any time prior to the Company's being otherwise required to file such reports;

          (b) make and keep public information available, as those terms are understood and defined in Rule 144 promulgated under the Securities Act at all times after 90 days after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

          (c) use its best efforts to then file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (d) deliver to the Holders, upon any Holder's request, a written statement as to whether it has complied with the requirements of this section 6, a copy of the most recent annual or quarterly report of the Company filed with the Commission or any stock exchange or self regulatory organization [registered under the Securities Exchange Act of 1934], and such other reports and documents so filed as a Holder may reasonably request to avail itself of any rule or regulation of the Commission allowing it to sell its Registrable Securities without registration.

     7. Representations and Warranties of the Company and the Stockholders. Each of the Company, on the one hand, and the Stockholders, on the other hand, hereby severally (and not jointly) represent and warrant to the Company and to each of the Stockholders as set forth below (all of such representations and warranties to survive the execution and delivery of this agreement):

          (a) Binding Effect. This agreement has been duly executed and delivered by the Company or the Stockholder, as applicable, and constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity relating to enforceability.

          (b) Power; Authorization; Non-Contravention. Each of the Company and the Stockholder, as applicable, has all power and authority to execute, deliver and perform his, her or its obligations under this agreement. The execution, delivery and performance by each of the Company or the Stockholder, as applicable, of this agreement and the consummation of the transactions contemplated hereby, (i) has been duly authorized by all necessary corporate or limited liability company, and if required, stockholder action, as applicable, on the part of or on behalf of such party and (ii) does not violate, contravene the terms of, or exceed the authority grant under, any agreement, document or instrument of or applicable to such party.

     8. Miscellaneous.

          (a) Notices. All notices, instructions and other communications in connection with this agreement shall be in writing and may be given by personal delivery or mailed, certified mail, return receipt requested, postage prepaid or by a nationally recognized overnight courier to the parties at the address of the Company as follows, and at the address of the Holders as set forth on the signature page to this agreement (or at such other address as the Company or the Holders may specify in a notice to each other):

                     If to the Company:

                                    MedSource Technologies, Inc.
                                    Two Carlson Parkway
                                    Minneapolis, Minnesota 55447
                                    Attention:  Chief Executive Officer

                           and

                                    Kidd & Company, LLC
                                    Three Pickwick Plaza
                                    Greenwich, CT 06830
                                    Attention:  Richard J. Effress

                        With a copy to:

                                    Edward R. Mandell
                                    Parker Chapin Flattau & Klimpl, LP
                                    1211 Avenue of the Americas
                                    New York, New York 10036-8735

     If to a Stockholder, to the address set forth on the signature page below.

          (b) No Waiver. No course of dealing and no delay on the part of any party hereto in exercising any right, power or remedy conferred by this agreement shall operate as a waiver thereof or otherwise prejudice such party's rights, powers and remedies conferred by this agreement or shall preclude any other or further exercise thereof or the exercise of any other right, power and remedy.

          (c) Binding Effect; Assignability. This agreement shall be binding upon and, except as otherwise provided herein, shall inure to the benefit of the respective parties and their permitted successors and assigns. This agreement shall not be assignable except as otherwise provided herein; provided, however, that the Holders of the Series B Preferred Stock and the Series Z Preferred Stock shall have the right to assign and transfer all or any portion of their rights under this agreement to a purchaser of the Shares in accordance with the terms of the Purchase Agreement dated as of the date hereof between the Company, such Holders and the other parties thereto.

          (d) Severability. Any provision of this agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

          (e) Modification. No term or provision of this agreement may be amended, altered, modified, rescinded or terminated except upon the express written consent of the party against whom the same is sought to be enforced.

          (f) Law Governing. This agreement shall be governed by and construed in accordance with the law of the state of New York, applicable to agreements made and to be performed entirely in New York, without regard to the principals of conflicts of law of such state.

          (g) Amendment to Securities Laws. The Company (on the one hand) and the Stockholders (on the other hand) agree that any amendment to federal securities laws (and regulations promulgated thereunder (and related registration forms) and related state securities laws) shall not affect the substantive registration requirements (and other obligations of the Company) set forth in this agreement; and, following any such amendment, the Company shall continue to be required to cause the registration of the Registrable Securities (and pay all Registration Expenses and provide indemnification pursuant to section 6.1) under the federal securities laws, as amended, in a manner consistent with carrying out the intent and purposes of (and on terms as similar as practicable as the terms set forth in) this agreement.

          (h) Headings. All headings and captions in this agreement are for purposes of reference only and shall not be construed to limit or affect the substance of this agreement.


          (i) Entire Agreement. This agreement contains, and is intended as, a complete statement of all the terms of the arrangements between the parties with respect to the matters provided for, supersedes any previous agreements and understandings between the parties with respect to those matters and cannot be changed or terminated orally.

                                                MEDSOURCE TECHNOLOGIES, INC.


                                                By: /s/ RICHARD J. EFFRESS
                                                   ---------------------------
                                                   Name:  Richard J. Effress
                                                   Title: Chairman

                                                   Stockholder Signature Page To
                                                Registration Rights Agreement of
                                                    MedSource Technologies, Inc.

                                           /s/ WILLIAM J. KIDD
                                           -----------------------------------
                                           William J. Kidd
                                           Address: 51 Clapboard Ridge Road
                                                    Greenwich, CT 06830
                                                    Fax No.: 203-625-2632

                                           /s/ CARLA G. KIDD
                                           -----------------------------------
                                           Carla G. Kidd
                                           Address: 51 Clapboard Ridge Road
                                                    Greenwich, CT 06830
                                                    Fax No.: 203-625-2632

                                           /s/ EDWARD R. MANDELL
                                           ----------------------------
                                           Edward R. Mandell, as Trustee under
                                              the Catherine M. Kidd Trust
                                           Address: c/o Kidd & Company, LLC
                                                    Three Pickwick Plaza
                                                    Greenwich, Connecticut 06830
                                                    Fax no.: 203-661-1839

                                                   Stockholder Signature Page To
                                                Registration Rights Agreement of
                                                    MedSource Technologies, Inc.


                                           /s/ EDWARD R. MANDELL
                                           ----------------------------
                                           Edward R. Mandell, as Trustee under
                                              the Cara E. Kidd Trust
                                           Address: c/o Kidd & Company, LLC
                                                    Three Pickwick Plaza
                                                    Greenwich, Connecticut 06830
                                                    Fax no.: 203-661-1839

                                           /s/ EDWARD R. MANDELL
                                           ----------------------------
                                           Edward R. Mandell, as Trustee under
                                              the Thomas C. Kidd Trust
                                           Address: c/o Kidd & Company, LLC
                                                    Three Pickwick Plaza
                                                    Greenwich, Connecticut 06830
                                                    Fax no.: 203-661-1839

                                           /s/ CLARICE E. WEBB
                                           ----------------------------
                                           Clarice E. Webb
                                           Address: 217 Bridge Street
                                                    Stamford, Connecticut 06905
                                                    Fax no.:

                                                   Stockholder Signature Page To
                                                Registration Rights Agreement of
                                                    MedSource Technologies, Inc.

                                           /s/ JOHN P. NEAFSEY
                                           -----------------------------------
                                           John P. Neafsey
                                           Address: John P. Neafsey
                                                    13 Valley Road
                                                    Wilson Pt.
                                                    South Norwich, CT 06854
                                                    Fax no.: 203-831-8455

                                           /s/ RICHARD J. EFFRESS
                                           -----------------------------------
                                           Richard J. Effress
                                           Address: c/o Kidd & Company, LLC
                                                    Three Pickwick Plaza
                                                    Greenwich, Connecticut 06830
                                                    Fax no.: 203-661-1839

                                           /s/ ANDREW D. LIPMAN
                                           ----------------------------
                                           Andrew D. Lipman
                                           Address: c/o Kidd & Company, LLC
                                                    Three Pickwick Plaza
                                                    Greenwich, Connecticut 06830
                                                    Fax no.: 203-661-1839

                                                   Stockholder Signature Page To
                                                Registration Rights Agreement of
                                                    MedSource Technologies, Inc.

                                           /s/ ADAM D. LEHRHOFF
                                           ----------------------------
                                           Adam D. Lehrhoff
                                           Address: c/o Kidd & Company, LLC
                                                    Three Pickwick Plaza
                                                    Greenwich, Connecticut 06830
                                                    Fax no.: 203-661-1839

                                           /s/ JOHN C. HERTIG
                                           -----------------------------------
                                           John C. Hertig
                                           Address: 124 Lamberts Lane
                                                    Cohasset, MA 02025
                                                    Fax No.: 781-682-0308

                                           /s/ WILLIAM ALTIERI
                                           ----------------------------
                                           William Altieri
                                           Address: c/o Thayer Advisory Group
                                                    115 Broad Street
                                                    Boston, Massachusetts 02110
                                                    Fax No.: 617-350-5595

                                                   Stockholder Signature Page To
                                                Registration Rights Agreement of
                                                    MedSource Technologies, Inc.

                                          J. H. WHITNEY III, L.P.
                                          By: J. H. Whitney Equity
                                               Partners III, LLC,
                                               its General Partner

                                          By: /s/ MICHAEL R. STONE
                                              --------------------------------
                                              Name: Michael R. Stone
                                              Title:   A Managing Member

                                          Address:
                                          c/o J. H. Whitney & Co.
                                          177 Broad Street
                                          Stamford, Connecticut 06901
                                          Attention: Mr. Daniel J. O'Brien
                                          Fax no.: (203) 973-1422

                                          With a copy to
                                          Morrison Cohen Singer & Weinstein, LLP
                                          750 Lexington Avenue
                                          New York, New York 10022
                                          Attention: David A. Scherl, Esq.
                                          Fax no.: 212-735-8708

                                                   Stockholder Signature Page To
                                                Registration Rights Agreement of
                                                    MedSource Technologies, Inc.

                                          WHITNEY STRATEGIC PARTNERS III, L.P.
                                          By: J. H. Whitney Equity
                                                Partners III, LLC,
                                                its General Partner

                                          By: /s/ MICHAEL R. STONE
                                              --------------------------------
                                              Name: Michael R. Stone
                                              Title:   A Managing Member

                                          Address:
                                          c/o J. H. Whitney & Co.
                                          177 Broad Street
                                          Stamford, Connecticut 06901
                                          Attention: Mr. Daniel J. O'Brien
                                          Fax no.: (203) 973-1422

                                          With a copy to
                                          Morrison Cohen Singer & Weinstein, LLP
                                          750 Lexington Avenue
                                          New York, New York 10022
                                          Attention: David A. Scherl, Esq.
                                          Fax no.: 212-735-8708

                                                   Stockholder Signature Page To
                                                Registration Rights Agreement of
                                                    MedSource Technologies, Inc.

                                          J. H. WHITNEY MEZZANINE FUND, L.P.
                                          By: Whitney GP, L.L.C.

                                          By: /s/ MICHAEL R. STONE
                                              --------------------------------
                                              Name: Michael R. Stone
                                              Title:   A Managing Member

                                          Address:
                                          c/o J. H. Whitney & Co.
                                          177 Broad Street
                                          Stamford, Connecticut 06901
                                          Attention: Mr. Daniel J. O'Brien
                                          Fax no.: (203) 973-1422

                                          With a copy to
                                          Morrison Cohen Singer & Weinstein, LLP
                                          750 Lexington Avenue
                                          New York, New York 10022
                                          Attention: David A. Scherl, Esq.
                                          Fax no.: 212-735-8708

                                                   Stockholder Signature Page To
                                                Registration Rights Agreement of
                                                    MedSource Technologies, Inc.

                                          GERMAN AMERICAN CAPITAL CORPORATION

                                          By: /s/ JOHN SHANE
                                              --------------------------------
                                              Name: John Shane
                                              Title: Vice President

                                          By: /s/
                                              --------------------------------
                                              Name:
                                              Title: Vice President

                                          Address:
                                          31 West 52nd Street
                                          New York, New York 10019
                                          Attention: Mr. W. Jefferson Stuart
                                          Telecopier: 212-469-7048

                                          With a copy to
                                          White & Case, LLP
                                          1155 Avenue of the Americas
                                          New York, New York 10036
                                          Attention: David N. Koschik, Esq.
                                          Fax no.: 212-354-8113

                                                                      SCHEDULE A

                                              [To Registration Rights Agreement]

                     STOCKHOLDERS AND SHARES CURRENTLY OWNED

                                            Number of  Common Stock
Name of Stockholder                          Shares     Equivalents
-------------------                         ---------  ------------
Common Stockholders:

William J. Kidd                               81,475       81,475
Carla G. Kidd                                 81,475       81,475
Edward R. Mandell, as Trustee under the
   Catherine M. Kidd Grantor Trust            27,159       27,159
Edward R. Mandell, as Trustee under the
   Cara E. Kidd Trust                         27,159       27,159
Edward R. Mandell, as Trustee under the
   Thomas C. Kidd Trust                       27,159       27,159
Clarice Webb                                   3,621        3,621
John P. Neafsey                                3,621        3,621
Richard J. Effress                            45,265       45,265
Andrew D. Lipman                              45,265       45,265
Adam D. Lehrhoff                              19,916       19,916
John C. Hertig                                32,184       32,184
William Altieri                                8,000        8,000
                                             -------      -------
        Subtotal                             402,300      402,300


Series B Preferred Stockholders:

J. H. Whitney III, L.P.                    292,941.18  292,941.18
Whitney Strategic Partners III, L.P.         7,058.82    7,058.82
                                           ----------  ----------
        Subtotal                              300,000     300,000


Series Z Preferred Stockholders:

J. H. Whitney Mezzanine Fund, L.P.             48,750      48,750
Deutsche Bank Securities Inc.                  16,250      16,250
                                              -------     -------
               Subtotal                        65,000      65,000

               Total Shares                   767,300     767,300
                                              =======     =======